OTHER ACCOUNTS PAYABLE AND ACCRUED EXPENSES (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Payables and Accruals [Abstract]
Payroll and related accruals	$ 1,815	$ 1,476
Accrued expenses - subcontractors	79	392
Accrued expenses	565	486
Accrued interest due to shareholders loan	115	1,041
Tax authorities	224	602
Derivatives Instruments	23	216
Others	25	54
Total other accounts payable and accrued expenses	$ 2,846	$ 4,267